POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MEYERS INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-149195 and 811-22180), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 28th day of April, 2008.

ATTEST:

MEYERS INVESTMENTS TRUST

By: __/s/______________________________

By: ___/s/__________________________________

Anita E. Meyers, Secretary

Frank B. Meyers, President

STATE OF OHIO

)

)

ss:

COUNTY OF FRANKLIN

)

Before me, a Notary Public, in and for said county and state, personally appeared Frank B. Meyers, President, and Anita E. Meyers, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of April, 2008.

/s/ JoAnn M. Strasser

Notary Public

My commission has no expiration

CERTIFICATE

The undersigned, Secretary of MEYERS INVESTMENTS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 28, 2008, and is in full force and effect:

WHEREAS, MEYERS INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-149195 and 811-22180), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  April 28, 2008

/s/__________________________________

Anita E. Meyers, Secretary

Meyers Investments Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MEYERS INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-149195 and 811-22180), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 2008.

/s/___________________________________

Frank B. Meyers

Trustee and President

STATE OF OHIO

)

)

ss:

COUNTY OF FRANKLIN

)

Before me, a Notary Public, in and for said county and state, personally appeared Frank B. Meyers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of April, 2008.

/s/ JoAnn M. Strasser

Notary Public

My commission has no expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MEYERS INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-149195 and 811-22180), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 2008.

/s/_______________________________________

Frank Iafolla

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF FRANKLIN

)

Before me, a Notary Public, in and for said county and state, personally appeared Frank Iafolla, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of April, 2008.

/s/ JoAnn M. Strasser

Notary Public

My commission has no expiration

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MEYERS INVESTMENTS TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-149195 and 811-22180), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 2008.

/s/____________________________________

Neil J. Neidhardt

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF FRANKLIN

)

Before me, a Notary Public, in and for said county and state, personally appeared Neil J. Neidhardt, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of April, 2008.

/s/ JoAnn Strasser

Notary Public

My commission has no expiration